Nationwide Mutual Funds
Nationwide Fund

Supplement dated June 7, 2013
to the Summary Prospectus dated March 1, 2013

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

1.
At a meeting of the Board of Trustees (the “Board”) of Nationwide Mutual Funds (the “Trust”) held on March 28, 2013, the Board approved the termination of Aberdeen Asset Management Inc. (“Aberdeen”) and Diamond Hill Capital Management, Inc.  (“Diamond Hill”) as subadvisers to the Nationwide Fund (the “Fund”), and approved the appointment of HighMark Capital Management, Inc. (“HighMark”) to subadvise the Fund.  This change is anticipated to take effect on or about June 17, 2013 (the “Effective Date”).

2.	As of the Effective Date, the Summary Prospectus is amended as follows:

a.	The information under the heading “Principal Investment Strategies” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund invests in a diversified portfolio of common stocks to produce an overall blended equity portfolio consisting of various types of stocks that offer the potential for capital growth and/or dividend income.  Most of the stocks in which the Fund invests are issued by large-capitalization companies.  The Fund considers large-capitalization companies to be those companies with market capitalizations similar to those of companies included in the Russell 1000 Index.  Some of these companies may be located outside of the United States.

The Fund’s subadviser uses an actively managed bottom-up stock selection process for choosing securities across a large-capitalization market universe.  The Fund’s subadviser seeks to identify those securities it believes to be most attractive from a fundamental perspective, based on certain valuation factors and management criteria, and the potential for price appreciation.  The subadviser’s portfolio construction process balances overall portfolio risk versus expected excess return.  The subadviser’s portfolio management process determines buy and sell decisions in an effort to maintain an equity portfolio that is diversified across sectors.  Investments are sold when the subadviser has determined that relative fundamentals appear to be deteriorating or when other opportunities appear more attractive.

b.	The information under the heading “Principal Risks” on page 2 of the Summary Prospectus is deleted in its entirety and replaced with the following:

The Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund’s investments – and therefore, the value of Fund shares – may fluctuate.  These changes may occur because of:

Stock market risk – the Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade go down.

Foreign securities risk – foreign securities may be more volatile, harder to price and less liquid than U.S. securities.  The prices of foreign securities may be further affected by other factors, such as changes in the exchange rates between the U.S. dollar and the currencies in which the securities are traded.

In addition to these risks, the Fund’s portfolio managers may select securities that underperform the stock market, the Fund’s benchmark or other mutual funds with similar investment objectives and strategies.  If the value of the Fund’s investments goes down, you may lose money.

c.	The heading “Portfolio Management – Subadvisers” on page 3 of the Summary Prospectus and the information under it are deleted in their entirety and replaced with the following:

Subadviser

HighMark Capital Management, Inc. (“HighMark”)

d.	The information under the heading “Portfolio Management – Portfolio Managers” on page 3 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Derek Izuel	Vice President and Chief Equity Officer, HighMark	Since 2013
Edward Herbert	Vice President and Quantitative Analyst, HighMark	Since 2013

3.	Shareholders of the Fund will receive an Information Statement in the near future, as required under the Trust’s Manager of Managers Exemptive Order, with more detailed information about HighMark.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE